UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

TEXTRON INC.

 (Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island 02903

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On October 17, 2014, Textron Inc. (“Textron”) issued a press release announcing its financial results for the fiscal quarter ended September 27, 2014.  This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Textron’s financial condition and results of operations is attached to the press release attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press release dated October 17, 2014 related to earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	/s/ Mark S. Bamford
Mark S. Bamford
Vice President and Corporate Controller

Date: October 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 17, 2014 related to earnings.